UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2006

Cole Credit Property Trust II, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-121094 (1933 Act)	20-1676382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2555 East Camelback Road, Suite 400, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cole Credit Property Trust II, Inc. (which may be referred to as the “Registrant,” the “Company,” “we,” “our,” or “us”) hereby amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 11, 2006, to provide the required financial information relating to our acquisition of a single-tenant retail building located in Macon, Georgia (the “AS Macon Property”), as described in such Current Report.

After reasonable inquiry, we are not aware of any material factors relating to the property discussed above that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information.

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2005 (Unaudited).

Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2005
(Unaudited).

Pro Forma Condensed Consolidated Statement of Operations for the Period from Inception (September 29, 2004) to December 31, 2004 (Unaudited).

Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

None.

On January 6, 2006, we acquired an approximately 74,532 square foot single-tenant retail building on an approximately 7.3 acre site located in Macon, Georgia, (the “AS Macon Property”) through a sale-leaseback transaction. The purchase price of the AS Macon Property was approximately $5.6 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering and an approximately $4.3 million loan secured by the AS Macon Property.

In our Current Report on Form 8-K that we filed on January 11, 2006, regarding the acquisition of the AS Macon Property, we indicated that we would file financial statements related to the acquisition by an amendment to the Form 8-K. We have since determined that as the AS Macon Property had no operating history prior to January 6, 2006, we are not required to file such statements.

Cole Credit Property Trust II, Inc.

Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2005

(Unaudited)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the Company had acquired the AS Macon Property and the prior acquisitions on September 30, 2005. Pursuant to a Registration Statement on Form S-11 under the Securities Act of 1933, as amended, the Company is offering for sale to the public on a “best efforts” basis a minimum of 250,000 and a maximum of 45,000,000 shares of its common stock at a price of $10 per share, subject to certain circumstances, (the “Offering”). On September 23, 2005, the Company issued the initial shares under the Offering and commenced its principal operations. Prior to such date, the Company was considered a development stage company and did not have any operations.

This Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the historical financial statements and notes thereto as filed in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2005. The Pro Forma Condensed Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company completed the transaction on September 30, 2005, nor does it purport to represent its future financial position.

	September 30, 2005 As Reported Actual	Total Prior Acquisitions Pro Forma Adjustments	Current Acquisition Pro Forma Adjustments		Pro Forma September 30, 2005
ASSETS	(a)	(b)	(c)
Real estate assets, at cost:
Land	$934,094	$22,920,214	$1,194,309		$25,048,617
Buildings and improvements, less accumulated depreciation of $2,466 at September 30, 2005	2,046,509	55,319,984	3,990,360		61,356,853
Intangible lease assets, less accumulated amortization of $1,037 at September 30, 2005	368,299	10,113,474	624,956		11,106,729
Total real estate assets	3,348,902	88,353,672	5,809,625		97,512,199
Cash	4,772,471	(4,772,471)	—		—
Restricted Cash	1,363,506	—	—		1,363,506
Prepaid expenses and other assets	107,584	—	—		107,584
Deferred financing costs, less accumulated amortization of $227 at September 30, 2005	46,202	569,602	63,310		679,114
Total assets	$9,638,665	$84,150,803	$5,872,935		$99,662,403

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage notes payable	$2,607,000	$69,524,405	$4,280,000		$76,411,405
Accounts payable and accrued expenses	14,678	—	—		14,678
Due to affiliates	80,438	—	—		80,438
Escrowed investor proceeds liability	1,363,506	—	—		1,363,506
Total liabilities	4,065,622	69,524,405	4,280,000		77,870,027
Stockholders’ equity:
Preferred stock, $.01 par value, 10,000,000 shares authorized, none issued and outstanding at September 30, 2005	—	—	—		—
Common stock, $.01 par value, 90,000,000 share authorized, 620,216 issued and outstanding at September 30, 2005	6,202	16,252	1,769	(d)	24,223
Capital in excess of par value	5,596,384	14,610,146	1,591,166	(d)	21,797,696
Accumulated deficit	(29,543)	—	—		(29,543)
Total stockholders’ equity	5,573,043	14,626,398	1,592,935		21,792,376

Total liabilities and stockholders’ equity	$9,638,665	$84,150,803	$5,872,935		$99,662,403

Cole Credit Property Trust II, Inc.

Pro Forma Condensed Consolidated Statement of Operations

For the Nine Months Ended September 30, 2005

(Unaudited)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented as if the Company had acquired the AS Macon Property and the prior acquisitions on January 1, 2005. The Company was considered a development stage company and did not have any operations prior to September 23, 2005.

This Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2005. The Pro Forma Condensed Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operation would have been had the Company completed the above transaction on January 1, 2005, nor does it purport to represent its future operations.

	For the Nine Months Ended September 30,2005 As Reported	Total Prior Acquisitions Pro Forma Adjustments	Current Acquisition Pro Forma Adjustments		Pro Forma, For the Nine Months Ended September 30, 2005
REVENUE:	(a)	(e)	(f)
Rental income	$2,761	$5,125,269	$320,237	(g)	$5,448,267
EXPENSES:
Depreciation and amortization	3,504	1,748,758	108,544	(h)	1,860,806
Interest expense	1,864	2,839,542	170,752	(i)	3,012,158
Asset management fee	-	168,483	10,500	(j)	178,983
Property management fee	-	102,561	6,404	(k)	108,965
General and administrative expenses	26,936	459	1,750		29,145
Total operating expenses	32,304	4,859,803	297,950		5,190,057
NET INCOME (LOSS)	$(29,543)	$265,466	$22,287		$258,210

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic and Diluted	34,822	1,625,155	176,993	(d)	1,836,970

NET INCOME (LOSS) PER COMMON SHARE
Basic and Diluted	$(0.85)				$0.14

Cole Credit Property Trust II, Inc.

Pro Forma Condensed Consolidated Statement of Operations

For the Period from Inception (September 29, 2004) to December 31, 2004

(Unaudited)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented as if the Company had acquired the AS Macon Property and the prior acquisitions on September 29, 2004 (date of inception). The Company was considered a development stage company and did not have any operations prior to September 23, 2005.

This Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2005. The Pro Forma Condensed Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operation would have been had the Company completed the above transaction on September 29, 2004, nor does it purport to represent its future operations.

	Period from Inception (September 29, 2004) to December 31,2004 As Reported	Total Prior Acquisitions Pro Forma Adjustments	Current Acquisition Pro Forma Adjustments		Pro Forma, Period from Inception (September 29, 2004) to December 31, 2004
REVENUE:	(a)	(e)	(f)
Rental income	$—	$1,709,343	$106,746	(g)	$1,816,089
EXPENSES:
Depreciation and amortization	—	584,088	36,181	(h)	620,269
Interest expense	—	1,190,991	65,472	(i)	1,256,463
Asset management fee	—	56,161	3,500	(j)	59,661
Property management fee	—	34,187	2,135	(k)	36,322
General and administrative expenses	—	—	1,250		1,250
Total operating expenses	—	1,865,427	108,538		1,973,965
NET INCOME (LOSS)	$—	$(156,084)	$(1,792)		$(157,876)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic and Diluted	20,000	2,243,522	176,993	(d)	2,440,515

NET INCOME (LOSS) PER COMMON SHARE
Basic and Diluted	$—				$(0.06)

Cole Credit Property Trust II, Inc.

Notes to Pro Forma Condensed Consolidated Financial Statements

September 30, 2005

(Unaudited)

a.

Reflects the Company’s historical balance sheet as of September 30, 2005, and the historical operations of the Company for the nine months ended September 30, 2005 and the period September 29, 2004 (date of inception) to December 31, 2004. On September 23, 2005, the Company issued the initial shares under the Offering and commenced its principal operations. Prior to such date, the Company was considered a development stage company and did not have any operations.

b.

Reflects preliminary purchase price allocations relating to the acquisition of a single-tenant retail building 100% leased to Walgreens, located in Brainerd, Minnesota (the “WG Brainerd Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on December 16, 2005, the acquisition of a single-tenant research and development building 100% leased to LDM Technologies, Inc., located in Auburn Hills, Michigan (the “PT Auburn Hills Property”), which was previously reported in a Current Report filed on December 20, 2005; the preliminary purchase price allocations relating to the acquisition of a single-tenant retail building 100% leased to Rite Aid, located in Alliance, Ohio (the “RA Alliance Property”), the acquisition of three single-tenant retail buildings 100% leased to Walgreens, located in St. Louis, Missouri, collectively (the “WG SL Properties”), the acquisition of a single-tenant retail building 100% leased to Walgreens, located in Olivette, MO (the “WG Olivette Property”), the acquisition of a single-tenant retail building 100% leased to Walgreens located in Columbia, Missouri (the “WG Columbia Property”), the acquisition of a single-tenant retail building 100% leased to CVS Corporation located in Alpharetta, Georgia (the “CV Alpharetta Property), the acquisition of a single-tenant retail building 100% leased to CVS Corporation located in Richland Hills, Texas (the “CV RH Property”), the acquisition of a single-tenant retail building 100% leased to Lowes Enterprises located in Enterprise, Missouri (the “LO Enterprise Property”), the acquisition of a single-tenant retail distribution facility 100% leased to LDM Technologies, Inc located in Rockford, Illinois (the “FE Rockford Property”), the acquisition of a single-tenant retail building 100% leased to La-Z-Boy located in Glendale, Arizona (the “LZ Glendale Property”), which were previously reported in a Current Report, as amended, on Form 8-K/A filed on December 23, 2005.

The acquisition of a single-tenant retail building 100% leased to Tractor Supply Company, located in Parkersburg, West Virginia (the “TS Parkersburg Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on December 9, 2005, is not included in the Pro Forma adjustments as the property was acquired before September 30, 2005 and is included in the amounts as reported by the Company.

c.	Reflects the preliminary purchase price allocations relating to the acquisition of the AS Macon Property as if it had been acquired on September 30, 2005.

d.

Reflects the additional 176,993 shares of common stock required to be issued by the Company subsequent to September 30, 2005 in order to fund the acquisition of the AS Macon Property. The shares are assumed to be issued at $10.00 per share less, commissions, dealer manager fees and organizational costs of $0.70, $0.15 and $0.15 per share, respectively. The weighted average shares required to be issued was calculated assuming all of the shares were issued on January 1, 2005.

e.

Reflects the Pro Forma results of operations for the acquisition of the TS Parkersburg Property, WG Brainerd Property, PT Auburn Hills Property, RA Alliance Property, WG SL Properties, WG Olivette Property, WG Columbia Property, CV Alpharetta Property, CV RH Property, LO Enterprise Property, FE Rockford Property, and LZ Glendale Properties for the respective periods.

f.	Reflects the Pro Forma results of operations of the AS Macon Property for the respective periods.

g.	Represents the straight line rental revenues for the AS Macon Property in accordance with its lease agreement.

h.

Represents depreciation and amortization expense for the AS Macon Property. Depreciation and amortization expense are based on the Company’s preliminary purchase price allocation. All assets are depreciated on a straight line basis. The estimated useful lives of our assets by class are generally as follows:

Building	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lesser of useful life or lease term

i.	Represents interest expense associated with the debt incurred to finance the acquisition of the AS Macon Property. The loan terms are as follows:

Loan Description	Loan Amount	Interest Rate	Maturity
Fixed Rate Tranche	$3,478,000	5.69%	January 11, 2016
Variable Rate Tranche	$802,000	Libor plus 2%	April 6, 2006

The variable rate tranche has a 90 day repayment term. As such, the interest expense for the nine months ended as of September 30, 2005 includes only 90 days of interest expense relating to the variable rate tranche as it is scheduled to be paid down 90 days after the acquisition of the AS Macon Property.

j.	Reflects the annualized asset management fee of 0.25% (a monthly rate of 0.02083%) of the AS Macon Property asset value payable to our Advisor.

k.	Reflects the property management fee equal to 2% of gross revenues of the AS Macon Property payable to an affiliate of our Advisor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 22, 2006	COLE CREDIT PROPERTY TRUST II, INC
	By:	/s/ Blair D. Koblenz
	Name:	Blair D. Koblenz
	Title:	Executive Vice President and Chief Financial Officer